================================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 9, 2009


                        Patient Portal Technologies, Inc.
             (Exact name of registrant as specified in its charter)


              Delaware                  333-107826           02-0656132
     (State or other jurisdiction     (Commission File      (IRS Employer
          of incorporation)               Number)          Identification)


                  8276 Willett Parkway, Baldwinsville, NY 13027
          (Address of principal executive offices, including Zip Code)
       Registrant's telephone number, including area code: (315) 638-6708


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

         Item 1.01 Entry into a Material Definitive Agreement. On February 6, 2009, we entered into a consulting agreement, effective as of January 1, 2009, with Auspicium, LLC, a New York limited liability company. Under consulting agreement, Auspicium will provide general assistance to us in the areas of healthcare consulting with respect to the promotion of our product development, sales, strategy, and marketing activities. Additionally, Auspicium will help us in the development of its accounting processes, operational systems and SEC compliance as well as assist us with identifying and developing relationships with potential strategic partners and in obtaining additional capital.

         In exchange for Auspicium services, we have delivered to Auspicium 2,000,000 shares of the issuer's common stock, which shares will vest upon the earliest of January 1, 2014, the occurrence of a change of control or the death of the principal of Auspicium. In addition, Auspicium will receive, as compensation for all its services, a fee of 3% of the gross proceeds (whether in cash, securities, debt, or the cancellation of debt) included raised as part of a capital transaction between us and outside investors or lenders. In addition, upon the occurrence of a change of control or the death of the principal of Auspicium, the Company will be required to repurchase 800,000 of the Auspicium shares for cash. The repurchase requirement could require the Company to raise additional capital to fund such repurchase, and we cannot assure that capital would then be available on favorable terms or at all.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 9, 2009

     By:    /s/  Kevin Kelly
            ----------------
            Kevin Kelly
            CEO

                                  EXHIBIT INDEX



Section 9 - Financial Statements and Exhibits

         Item 9.01 Financial Statements and Exhibits.

Exhibit No.           Description
------------          -----------

Exhibit 10.1 Consulting Agreement dated as of February 6, 2009, between Patient Portal Technologies, Inc. and Auspicium, LLC.

Exhibit 10.2 Patient Portal Technologies, Inc. Restricted Stock Grant Agreement, dated as of February 6, 2009, between Patient Portal Technologies, Inc. and Auspicium, LLC.

--------------------------------------------------------------------------------